Exhibit 99.5

EXECUTION COPY

LICENSE AGREEMENT

          This License Agreement (this “License Agreement”) is made as of December 20, 2007, by and between NMS COMMUNICATIONS CORP., a Delaware corporation (“Licensor”), and VERSO BACKHAUL SOLUTIONS, INC., a Georgia corporation (“Licensee”).

RECITALS:

          WHEREAS, Licensor and Verso Technologies, Inc., a Minnesota corporation (“Buyer”), have entered into that certain Asset Purchase Agreement, dated as of December 20, 2007 (the “Asset Purchase Agreement”), pursuant to which Buyer will acquire certain assets of Licensor as more particularly described in the Asset Purchase Agreement (all capitalized words and terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement);

          WHEREAS, the Asset Purchase Agreement contemplates that Licensor will grant a license for the software and documentation listed on Schedule A hereto (the “Licensed Intellectual Property”) to Buyer or Buyer Designee, subject to the terms of this Agreement; and

          WHEREAS, Buyer has designated Licensee as a Buyer Designee for purposes of the Asset Purchase Agreement, and Buyer has assigned to Licensee the right to receive the Purchased Assets pursuant to that certain Assignment of Asset Purchase Agreement between Buyer and Licensee dated as of December 20, 2007;

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed:

          1. License. Subject to the limitations hereinafter set forth and all the terms and conditions of this License Agreement, Licensor hereby grants to Licensee a limited, fully paid-up, royalty-free, worldwide, nonexclusive, nontransferable (except as provided in Section 9(c)), irrevocable (except as provided in Section 3) license (the “Source License”) to use, reproduce for the purposes of modification and modify the source code included in the Licensed Intellectual Property (the “Source Code”), solely for the purpose specified on Exhibit 1. No right to sublicense, distribute or otherwise make available the Source Code is granted to Licensee. Licensor also grants Licensee a limited, fully paid-up, royalty free, worldwide, non-exclusive, nontransferable (except as provided in Section 9(c)), irrevocable (except as provided in Section 3) license (the “Object License”, and, collectively with the Source License, the “License”) to reproduce, use, copy and execute, the object code included in the Licensed Intellectual Property (the “Object Code”).

          2. Delivery. No later than the Closing Date, Licensor shall deliver to Licensee complete copies of the Licensed Intellectual Property, including all related documentation, in the form in which such Licensed Intellectual Property exists as of the date of delivery. Licensor shall have no obligation to provide updates to, or support or maintenance for, the Licensed Intellectual Property, provided that, subject to all the other terms and conditions of this License Agreement, no more than once during the twelve (12) months following the Closing Date, Licensor shall provide Licensee, at Licensee’s request with a “snap shot” of the Source Code as it currently exists for the purpose of providing Licensee with access to any error corrections or bug fixes that may be embodied in the Source Code at such time.

          3. Term. This License Agreement and the license granted hereby shall become effective as of the Closing Date and shall continue in full force and effect until terminated. Licensor may terminate this Agreement effective upon thirty (30) days prior written notice to Licensee if Licensee breaches a material term of this Agreement and fails to cure such breach within such thirty (30) day period. Upon termination, Licensee must destroy all copies of the Source Code. Sections 5, 9(a), 9(b), 9(i) and 9(j) shall survive any termination of this License Agreement.

          4. Ownership; Authority. Licensor warrants that it has full power and authority to enter into this License Agreement and to grant the rights granted to Licensee hereunder. Licensee will be deemed to be the sole owner of all modifications made to the Licensed Intellectual Property by Licensee, provided that Licensee’s rights as owner of such modifications shall be subject to Licensor’s rights as owner of the Licensed Intellectual Property, and Licensee shall have no right to distribute any modified Licensed Intellectual Property. Licensee hereby grants to Licensor a nonexclusive, royalty-free, worldwide license, under any and all of the claims of patents and patent applications related to any of Licensee’s modifications to the Licensed Intellectual Property that Licensee now or hereafter owns or controls, for Licensor to make, use, sell, offer for sale, import and distribute, directly or indirectly those portions of any software, device or other product or service offered by Licensor that implement Licensee’s modifications to the Licensed Intellectual Property.

          5. Proprietary Information. Licensee acknowledges that the Source Code and the documentation thereto (collectively, the “Source Code Materials”) contained in the Licensed Intellectual Property is and contains proprietary information and trade secrets belonging to Licensor and is furnished to Licensee on a strictly confidential basis. Therefore, Licensee agrees that, except as expressly contemplated hereby, it will not reveal the Source Code Materials to any person or entity or permit the use or disclosure of any Source Code Materials to any party, other than its own employees or contractors who must have such information to implement use of the Licensed Intellectual Property as contemplated hereby. Licensee shall take measures to prevent unauthorized disclosure of the Source Code Materials to any person using at least the same degree of care as Licensee uses to protect Licensee’s own proprietary information, but in no event less that a reasonable degree of care. Licensee’s employees and contractors who have access to the Licensed Intellectual Property shall be obligated in writing to maintain the confidentiality of the Source Code Materials and Licensee will inform Licensee’s employees having access to any portion of the Source Code Materials of Licensee’s limitations, duties and obligations regarding confidentiality and security imposed by this License Agreement. Licensee will not use the Licensed Intellectual Property for any purpose other than as specified on Exhibit 1.

          6. Security. Licensee will take adequate measures to protect the security and confidentiality of the Source Code Materials, including without limitation the following:

                    (a) Copying. Other than copies made in exercise of Licensee’s rights in Section 1, Licensee may not make copies of the Source Code, other than for back-up or archival purposes. Licensee shall ensure all proprietary rights notices on the Licensed Intellectual Property are reproduced and applied to any copies.

                    (b) Storage. All copies of the Source Code in tangible form will be maintained in a locked storage facility.

                    (c) Verification and Audit. Licensee will provide upon Licensor’s request a certification with respect to whether access and use is being controlled in accordance with this License Agreement. No more than twice during any twelve (12) month period), Licensor will have the right to audit Licensee and Licensee’s facility to verify compliance with the this License Agreement. Licensor shall provide Licensee at least ten (10) days prior notice of any such audit. Any audit performed by Licensor shall not unduly interfere with Licensee’s business operations. Licensee will give Licensor prompt notice of any breach or failure to comply with these security procedures.

                    (d) Employee & Contractor Access. Licensee will grant access to the Source Code Materials only to (i) Licensee’s employees with a “need to know”, and (ii) Licensee’s contractors for whom Licensee has obtained prior written consent to access source code (such consent not to be unreasonably withheld), in each case who have signed a confidentiality agreement in a form which is at least as protective of the Licensed Intellectual Property as this License Agreement. Licensor hereby provides its consent for access to the Source Code materials by Licensor’s current contractors that will be contractors of the Licensor, provided that such individuals’ access is subject to confidentiality agreement in a form which is at least as protective of the Licensed Intellectual Property as this License Agreement. The computer systems on which Source Code is used will require a user ID and associated log-on password which is randomly selected for access to the Source Code. Such computer systems may be networked on Licensee’s network subject to Licensee implementing the same mechanisms to protect access to such computer systems as it implements for its other systems on the network on which systems Licensee stores its own source code. .. Licensee will otherwise protect access to and disclosure of the Source Code using at least the same measures that Licensee uses to protect its own most sensitive source code. If any personnel having access to the Source Code is reassigned or terminates employment with Licensee, Licensee will provide a security briefing to remind the person of his/her confidentiality obligations, and Licensee will promptly upon such reassignment or termination update Licensee’s access control listings, deactivate the person’s system ID and password.

          7. Indemnification. Except to the extent Licensor is obligated to indemnify Licensee in the Asset Purchase Agreement, Licensee hereby agrees to defend, indemnify and hold harmless Licensor and its Affiliates, and their respective officers, directors, agents, employees, representatives, successors and assigns

(collectively, the “Licensor Indemnified Parties”), from and against all liability to Third Parties (other than liability that arises from the willful misconduct or gross negligence of the Licensor Indemnified Parties) arising from Licensee’s modification of the Licensed Intellectual Property or unauthorized disclosures or distribution of Source Code. Licensee may, at its option, conduct the defense in any such Third Party action arising as described herein, and Licensor promises fully to cooperate with such defense.

          8. Bankruptcy. The parties hereto intend that all rights and licenses granted under this License Agreement with respect to the Licensed Intellectual Property are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, 11 U.S.C. Section 101, et seq. (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(56) of the Bankruptcy Code. The parties hereto agree that Licensee, as a licensee of any such intellectual property, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.

          9. Miscellaneous.

                    (a) Governing Law. THIS LICENSE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS PERFORMED ENTIRELY WITHIN THAT STATE, IRRESPECTIVE OF THE CHOICE OF LAW PRINCIPLES OF THE STATE OF GEORGIA, AS TO ALL MATTERS, INCLUDING MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, ENFORCEABILITY, PERFORMANCE AND REMEDIES.

                    (b) Notices. Any notice or other communication required or permitted to be delivered to either party under this License Agreement must be delivered in accordance with Section 10.1 of the Asset Purchase Agreement.

                    (c) Assignment. The terms and conditions of this License Agreement will inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties hereto. Nothing in this License Agreement, express or implied, is intended to confer upon any Person other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations or liabilities under or by reason of this License Agreement except to the extent provided in the Asset Purchase Agreement. Notwithstanding the foregoing, neither party hereto will assign its rights and/or delegate its duties under this License Agreement to any other Person without the prior written consent of the other party; provided, however, that either party may assign its rights and/or delegate its duties under this License Agreement: (i) to any of its Affiliates; (ii) to the purchaser of all or substantially all of its assets (and, in the case of Licensee, to the purchaser of all or substantially all of Licensee’s business associated with the Purchased Business or the products that embody, incorporate or use any of the Licensed Intellectual Property); or (iii) in connection with its merger with or into another Person, provided that in each case such Affiliate, purchaser or other Person (including, in the case of clause (ii) or (iii), the corporate Person that ultimately controls the acquiring Person), as the case may be, expressly agrees in writing to be bound by all of the terms and conditions of this License Agreement. Any such permitted assignee will enjoy the rights and licenses granted hereunder to the same extent, and subject to the same restrictions, applicable to the assigning party. Any assignment or delegation in violation of the foregoing will be null and void.

                    (d) Severability. The provisions of this License Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable the remaining provisions shall remain in full force and effect unless the deletion of such provision shall cause this License Agreement to become materially adverse to either party, in which event the parties shall use reasonable commercial efforts to arrive at an accommodation that best preserves for the parties the benefits and obligations of the offending provision.

                    (e) Entire Agreement. This License Agreement and the Asset Purchase Agreement (together with the schedules and exhibits thereto) collectively set forth the entire agreement and understanding of the parties, and supersede any prior agreement or understanding, written or oral, relating to the subject matter hereof and thereof.

                    (f) Waiver. Any term or condition of this License Agreement may be waived and at any time by any party hereto which is entitled to the benefits thereof by action taken by its Board of Directors or its duly authorized officer, whether before or after the action of such party; provided, however, that such action shall be evidenced by a written instrument duly executed on behalf of such party by its duly authorized officer. The failure of either party to enforce at any time any provision of this License Agreement shall not be construed to be a waiver of such provision nor shall it in any way affect the validity of this License Agreement or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this License Agreement shall be held to constitute a waiver of any other or subsequent breach.

                    (g) Amendments. This License Agreement may not be amended, modified, altered or supplemented except by means of a written instrument executed on behalf of the parties hereto.

                    (h) Counterparts. This License Agreement may be executed in one or more counterparts, and delivered by facsimile, each of which counterpart will constitute an original and all of which, when taken together, will constitute one agreement.

                    (i) Interpretive Matters.

                         (i) Each party hereto acknowledges that it has participated in the drafting of this License Agreement, and any applicable rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in connection with the construction or interpretation of this License Agreement.

                          (ii) Any reference in this License Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

                          (iii) The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this License Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

                          (iv) The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

                          (v) Unless the context otherwise requires, references in this License Agreement to “Sections” are intended to refer to Sections of this License Agreement.

                          (vi) The bold-faced headings contained in this License Agreement are for convenience of reference only, will not be deemed to be a part of this License Agreement and shall not affect or be utilized in construing or interpreting this License Agreement.

                    (j) Because the licenses granted under this License Agreement are personal and unique, and because Licensee will have access to and become acquainted with confidential and proprietary information of Licensor, the unauthorized use or disclosure of which would cause irreparable harm and significant injury which would be difficult to ascertain and which would not be compensable by damages alone, the parties hereto agree that, in addition to any and all legal remedies available to Licensor for Licensee’s breach of this Licensee Agreement, Licensor will be entitled to equitable relief without the need for posting a bond.

[Signature Page to Follow]

          IN WITNESS WHEREOF, each party has caused this License Agreement to be duly executed on its behalf by its duly authorized officer as of the date first written above.

NMS COMMUNICATION CORP.

By:	/s/ Robert Schechter

Name:	Robert Schechter

Title:	CEO/ President

VERSO BACKHAUL SOLUTIONS, INC.

By:	/s/ Martin D. Kidder

Name:	Martin D. Kidder

Title:	President

SCHEDULE A

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EXHIBIT 1

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